UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2006

Gateway Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-33223	56-2264354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1145 North Road Street Elizabeth City, North Carolina	27909
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (252) 334-1511

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 4, 2006, Gateway Bank & Trust Co., the principal subsidiary of Gateway Financial Holdings, Inc. (the "Corporation"), announced that its subsidiary, Gateway Insurance Services, Inc., entered into an agreement to acquire the Insurance Center, Inc., one of the most established insurance agencies in Chesapeake, Virginia. The acquisition is expected to become effective October 16, 2006.

The acquisition of the 48-year-old Insurance Center, Inc., formerly Failla Insurance Agency, Inc., represents Gateway's first entry into the Virginia insurance market. Gateway Insurance Services currently has eight offices serving northeastern North Carolina, and Insurance Center will become the ninth Gateway Insurance Services office, and the hub for Gateway's personal lines insurance in Virginia. The insurance office will be located at the Gateway's Chesapeake Financial Center at 111 Gainsborough Square, the same location as the Gateway Bank & Trust office.

Michael Failla, a 36-year veteran of the insurance industry and former president of Insurance Center, Inc., will serve as personal lines manager for Gateway's expanding Virginia operations and agency manager of the Chesapeake office. Insurance products include primary and secondary homeowners, private passenger automobile and other personal lines products.

The Corporation is the parent company of Gateway Bank & Trust Co., a full-service regional community bank with a total of twenty-four full-service financial centers, with thirteen in Virginia: Virginia Beach (7), Chesapeake (3), Suffolk, Norfolk and Emporia; and eleven in North Carolina: Elizabeth City (3), Edenton, Kitty Hawk (2), Moyock, Nags Head, Plymouth, Roper and Raleigh, in addition to a private banking center in Raleigh. The Bank provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary and mortgage banking services through its Gateway Financial Mortgage, Inc. subsidiary. For further information, visit the Corporation's web site at www.gwfh.com.

The Common Stock of the Corporation is traded on the Nasdaq Global Market under the symbol GBTS.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated October 4, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway Financial Holdings, Inc. (Registrant)
October 6, 2006 (Date)	/s/ THEODORE L. SALTER Theodore L. Salter Senior Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated October 4, 2006